UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: BlackRock MuniVest Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniVest Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock
MuniVest Fund II, Inc.                                                 BLACKROCK

ANNUAL REPORT | OCTOBER 31, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniVest Fund II, Inc.

Portfolio Information as of October 31, 2006

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               27.0%
AA/Aa ...................................................               11.4
A/A .....................................................               22.5
BBB/Baa .................................................               17.1
BB/Ba ...................................................                2.2
B/B .....................................................                2.4
CCC/Caa .................................................                0.8
NR (Not Rated) ..........................................               15.2
Other* ..................................................                1.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Announcement of Annual Stockholders Meeting

The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed until and will be held in June 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by February 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by April 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


2       BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

A Letter to Shareholders

Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:

Total Returns as of October 31, 2006                                  6-month     12-month
==========================================================================================
U.S. equities (Standard & Poor's 500 Index)                            +6.11%      +16.34%
------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                           +0.90       +19.98
------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)      +3.77       +27.52
------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    +4.60       + 5.19
------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +4.12       + 5.75
------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                      +4.66       +10.29
------------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006               3

A Discussion With Your Fund's Portfolio Manager

      The Fund's relatively neutral interest rate position and adequate exposure to lower-rated, higher-yielding issues allowed it to continue distributing one of the highest dividend yields among its peers.

Describe the recent market environment relative to municipal bonds.

Supported by a positive technical backdrop, municipal bonds managed to significantly outperform their taxable counterparts for the 12-month period ended October 31, 2006. Despite considerable volatility, taxable bond yields were little changed over the past year. Tax-exempt bonds, in the meantime, saw their yields decline (as prices, which move opposite of yields, rose).

For much of the first half of the fiscal period, longer-maturity U.S. Treasury bond yields rose (and prices declined) as investors focused on strong U.S. economic activity and inflationary concerns triggered by rising oil prices. By mid-May 2006, the yield on 30-year U.S. Treasury bonds had risen more than 70 basis points (.70%) to 5.31%. Bond prices began to improve in late June as economic activity weakened and inflationary pressures subsided. Bond price improvement accelerated after the Federal Reserve Board (the Fed) refrained from raising the target interest rate at its August 8 meeting, a move that occurred after 17 consecutive interest rate hikes since June 2004. Recent declines in oil prices, especially gasoline, helped to reverse earlier inflationary concerns and support higher bond prices. Over the 12-month period, 30-year U.S. Treasury bond yields fell four basis points to 4.72%, while 10-year Treasury yields rose four basis points to 4.61%.

Meanwhile, the municipal bond market found support in declining new-issue volume and increasing investor demand. As reported by Municipal Market Data, yields on AAA-rated municipal issues maturing in 30 years declined 52 basis points to 4.07% over the past 12 months. Shorter maturities experienced smaller yield declines, with yields on AAA-rated municipal issues maturing in 10 years falling 28 basis points to 3.64%.

Demand for municipal product by retail and institutional investors has remained very strong despite the recent decline in bond yields. The strong demand is reflected in continued flows into long-term, tax-exempt mutual funds. As reported by the Investment Company Institute, long-term municipal bond funds saw net new cash inflows of more than $1.3 billion during September 2006, a material increase from $344 million in July and $283 million in June. During the first nine months of 2006, long-term tax-exempt bond funds had net new cash flows of over $9.6 billion, a 43% increase compared to the same period a year earlier. Recent weekly fund flows, reported by AMG Data, averaged $416 million in October 2006, well above the July average of $247 million and the year-to-date weekly average of $315 million.

Also supporting municipal bond price improvement has been a decline in new issuance. In the first 10 months of 2006, more than $295 billion in new long-term municipal bonds was underwritten, a decline of more than 12.5% versus the same period a year ago. Notably, after declining for much of the year, refunding activity increased slightly in October as the lower interest rate environment sparked an increase in refinancing activity. On a year-to-date basis, however, refunding activity has declined over 50% relative to last year's refunding issuance.

Looking ahead, the positive technical framework in the municipal marketplace suggests that the tax-exempt market should continue to perform well. New supply is expected to remain manageable and tax-exempt bond yield ratios remain in their recent range of 86% - 89% of comparable long-term U.S. Treasury yields, well within their recent historic norms. These ratios argue for continued strong demand from non-traditional, arbitrage-related accounts, which continue to be attracted to the municipal bond market given its relatively steep yield curve. Taken together, these factors suggest that the municipal market is poised to continue to perform well as we approach year-end.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniVest Fund II, Inc. (formerly MuniVest Fund II, Inc.) had net annualized yields of 6.45% and 6.08%, based on a year-end per share net asset value of $15.35 and a per share market price of $16.29, respectively, and $.990 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.36%, based on a change in per share net asset value from $15.13 to $15.35, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, was competitive with the +8.42% average return of its comparable Lipper category of General Municipal Debt Funds (Leveraged).


4       BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

(Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

Our strategy of maintaining a relatively neutral interest rate position was a primary contributor to Fund performance during a period of volatile, but generally declining, bond yields. The Fund's results also benefited from the strong performance of its lower-rated holdings, which outpaced the broader market for much of the fiscal period as credit spreads (versus higher-rated issues of comparable maturity) continued to tighten. The exposure to higher-yielding credits, along with maintaining a fully invested portfolio, contributed to the Fund's above-average distribution yield, making it a top-yielding fund in the Lipper category for the 12 months ended October 31, 2006.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +5.79%, based on a change in per share net asset value from $14.97 to $15.35, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Attractive trading opportunities were limited given the aforementioned decline in new issuance and low nominal bond yields that characterized the majority of the annual period.

In making new purchases, we focused on AA-rated and A-rated revenue bonds, particularly in New York where new issuance trends have been consistently stronger than those on the national level. Additionally, AA-rated and A-rated hospital revenue bonds were recent acquisition targets given their incremental yield and significant market liquidity. The Fund's credit quality profile remained essentially unchanged, with more than 60% of net assets rated A or higher at October month-end.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 3.54% for Series A, 3.55% for Series B, 3.39% for Series C and 3.48% for Series D. The Fed raised short-term interest rates six times during the 12-month period, but opted to keep the target rate on hold at 5.25% in August, September and October. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, the yield on the Fund's Common Stock will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund ended the annual period in a slightly defensive position with respect to interest rate risk, as current yield levels appear to be lower than economic and inflation fundamentals alone would support. Ongoing positive technical factors -- particularly the significant amount of excess liquidity-driven demand seen in recent months -- prevent taking a more defensive duration posture.

Moving forward, we will continue to monitor economic trends, particularly the employment and housing statistics, to ensure the Fund's current structuring is appropriate. We intend to maintain the Fund's fully invested stance, and we will avoid accumulating large cash reserve positions in order to enhance shareholder income. Future portfolio activity also is expected to support our ongoing efforts to maintain the Fund's higher-than-average distribution yield.

Fred K. Stuebe
Vice President and Portfolio Manager

November 9, 2006


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006               5

The Benefits and Risks of Leveraging

BlackRock MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of October 31, 2006, the Fund's leverage amount, due to Auction Market Preferred Stock, was 36.08%, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6       BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Schedule of Investments as of October 31, 2006                    (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Alabama -- 2.7%
          $ 5,000     Huntsville, Alabama, Health Care Authority Revenue
                        Bonds, Series B, 5.75% due 6/01/2032                          $   5,402
            2,900     Tuscaloosa, Alabama, Special Care Facilities Financing
                        Authority, Residential Care Facility Revenue Bonds
                        (Capstone Village, Inc. Project), Series A, 5.875%
                        due 8/01/2036                                                     2,960
===============================================================================================
Arizona -- 2.2%
            1,000     Maricopa County, Arizona, IDA, Education Revenue
                        Bonds (Arizona Charter Schools Project 1), Series A,
                        6.75% due 7/01/2029                                               1,005
            2,315     Maricopa County, Arizona, Tempe Elementary Unified
                        School District Number 3, GO, Refunding, 7.50%
                        due 7/01/2010 (d)                                                 2,621
            2,000     Pima County, Arizona, IDA, Education Revenue Bonds
                        (Arizona Charter Schools Project), Series C, 6.75%
                        due 7/01/2031                                                     2,122
              960     Pima County, Arizona, IDA, Education Revenue
                        Refunding Bonds (Arizona Charter Schools Project II),
                        Series A, 6.75% due 7/01/2021                                     1,025
===============================================================================================
California -- 10.8%
            7,950     California Health Facilities Financing Authority Revenue
                        Bonds (Kaiser Permanente), Series A, 5.25%
                        due 4/01/2039                                                     8,469
                      California State, GO:
              785          5.50% due 4/01/2014 (j)                                          883
            2,985          5.50% due 4/01/2028                                            3,298
            3,675          5.50% due 4/01/2030                                            4,050
           10,000          Refunding, 5% due 9/01/2028                                   10,647
            5,010     Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds,
                        Series A-3, 7.875% due 6/01/2042                                  6,156
===============================================================================================
Colorado -- 3.7%
              215     Colorado HFA, Revenue Refunding Bonds (S/F Program),
                        AMT, Senior Series A-2, 7.50% due 4/01/2031                         220
                      Elk Valley, Colorado, Public Improvement Revenue
                        Bonds (Public Improvement Fee):
            3,025          Series A, 7.35% due 9/01/2031                                  3,229
              830          Series B, 7.45% due 9/01/2031                                    890
            1,310     North Range, Colorado, Metropolitan District Number 1,
                        GO, 7.25% due 12/15/2031                                          1,412
                      Plaza Metropolitan District Number 1, Colorado, Tax
                        Allocation Revenue Bonds (Public Improvement Fees):
            3,300          8% due 12/01/2025                                              3,659
              820          8.125% due 12/01/2025                                            826
            1,000     Southlands, Colorado, Medical District, GO
                        (Metropolitan District Number 1), 7% due 12/01/2024               1,106
===============================================================================================
Connecticut -- 1.1%
            1,165     Connecticut State Development Authority, Airport
                        Facility Revenue Bonds (Learjet Inc. Project), AMT,
                        7.95% due 4/01/2026                                               1,403
            2,000     Mohegan Tribe Indians Gaming Authority, Connecticut,
                        Public Improvement Revenue Refunding Bonds
                        (Priority Distribution), 6.25% due 1/01/2031                      2,135
===============================================================================================
Delaware -- 0.3%
            1,000     New Castle County, Delaware, PCR (General Motors
                        Corporation Project), VRDN, 7.10%
                        due 10/01/2008 (l)                                                1,000
===============================================================================================
Florida -- 8.3%
                      Fiddlers Creek, Florida, Community Development
                        District Number 2, Special Assessment Revenue Bonds:
            2,350          Series A, 6.375% due 5/01/2035                                 2,501
              850          Series B, 5.75% due 5/01/2013                                    887
            8,000     Highlands County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System),
                        Series C, 5.25% due 11/15/2036                                    8,534
            4,000     Midtown Miami, Florida, Community Development
                        District, Special Assessment Revenue Bonds, Series A,
                        6.25% due 5/01/2037                                               4,380
            1,280     Orange County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System),
                        5.625% due 11/15/2032                                             1,384
                      Orlando, Florida, Urban Community Development
                        District, Capital Improvement Special
                        Assessment Bonds:
            1,135          6.25% due 5/01/2034                                            1,224
            1,000          Series A, 6.95% due 5/01/2033                                  1,080
            1,250     Palm Coast Park Community Development District,
                        Florida, Special Assessment Revenue Bonds, 5.70%
                        due 5/01/2037                                                     1,276
              900     Park Place Community Development District, Florida,
                        Special Assessment Revenue Bonds, 6.75%
                        due 5/01/2032                                                       960
              500     Pinellas County, Florida, Health Facilities Authority,
                        Revenue Refunding Bonds (Pooled Hospital Loan
                        Program), DATES, VRDN, 3.65% due 12/01/2015 (b)(l)                  500
              935     Preserve at Wilderness Lake, Florida, Community
                        Development District, Capital Improvement Bonds,
                        Series A, 7.10% due 5/01/2033                                     1,022
            2,000     West Villages Improvement District, Florida, Special
                        Assessment Revenue Bonds (Unit of Development
                        Number 3), 5.50% due 5/01/2037                                    2,042
===============================================================================================
Georgia -- 6.7%
            2,000     Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
                        Project), 7.90% due 12/01/2024                                    2,225

Portfolio Abbreviations

To simplify the listings of BlackRock MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
DATES    Daily Adjustable Tax-Exempt Securities
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006               7

Schedule of Investments (continued)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Georgia (concluded)
          $ 1,225     Brunswick and Glynn County, Georgia, Development
                        Authority, First Mortgage Revenue Bonds (Coastal
                        Community Retirement Corporation Project), Series A,
                        7.125% due 1/01/2025                                          $   1,208
            3,100     Burke County, Georgia, Development Authority, PCR,
                        Refunding (Oglethorpe Power Corporation), VRDN,
                        3.61% due 1/01/2021 (b)(l)                                        3,100
            1,075     Fulton County, Georgia, Development Authority, PCR
                        (General Motors Corporation), Refunding, VRDN, 8%
                        due 4/01/2010 (l)                                                 1,075
            2,000     Fulton County, Georgia, Residential Care Facilities,
                        Revenue Refunding Bonds (Canterbury Court Project),
                        Series A, 6.125% due 2/15/2026                                    2,107
                      Georgia Municipal Electric Authority, Power Revenue
                        Refunding Bonds:
              380          Series W, 6.60% due 1/01/2018 (c)                                443
            5,620          Series W, 6.60% due 1/01/2018                                  6,635
            1,250          Series X, 6.50% due 1/01/2020                                  1,501
                      Milledgeville-Baldwin County, Georgia, Development
                        Authority Revenue Bonds (Georgia College and State
                        University Foundation):
            1,350          5.50% due 9/01/2024                                            1,449
            1,000          5.625% due 9/01/2030                                           1,080
===============================================================================================
Idaho -- 0.1%
              185     Idaho Housing Agency, S/F Mortgage Revenue
                        Refunding Bonds, AMT, Series E-2, 6.90%
                        due 1/01/2027                                                       190
===============================================================================================
Illinois -- 10.6%
            4,000     Chicago, Illinois, O'Hare International Airport, Special
                        Facility Revenue Refunding Bonds (American Airlines
                        Inc. Project), 8.20% due 12/01/2024                               4,125
              235     Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                        Series C, 7% due 3/01/2032 (f)(g)                                   241
              800     Chicago, Illinois, Special Assessment Bonds (Lake Shore
                        East), 6.75% due 12/01/2032                                         867
            1,000     Chicago, Illinois, Tax Allocation Bonds (Kingsbury
                        Redevelopment Project), Series A, 6.57%
                        due 2/15/2013                                                     1,040
            2,800     Hodgkins, Illinois, Environmental Improvement
                        Revenue Bonds (Metro Biosolids Management LLC
                        Project), AMT, 6% due 11/01/2023                                  2,924
            1,000     Illinois Development Finance Authority Revenue Bonds
                        (Community Rehabilitation Providers Facilities),
                        Series A, 6.50% due 7/01/2022                                     1,093
            2,500     Illinois Development Finance Authority, Revenue
                        Refunding Bonds (Community Rehabilitation
                        Providers Facilities), Series A, 6% due 7/01/2015                 2,551
              415     Illinois HDA, Revenue Refunding Bonds (M/F Program),
                        Series 5, 6.75% due 9/01/2023                                       420
                      Illinois State Finance Authority Revenue Bonds,
                        Series A:
              500          (Friendship Village of Schaumburg),
                             5.625% due 2/15/2037                                           511
            1,035          (Landing At Plymouth Place Project),
                             6% due 5/15/2037                                             1,086
            2,000     McLean and Woodford Counties, Illinois, Community
                        Unit, School District Number 005, GO, Refunding,
                        6.375% due 12/01/2016 (h)                                         2,249
                      Regional Transportation Authority, Illinois,
                        Revenue Bonds:
            1,500          Series A, 7.20% due 11/01/2020 (b)                             1,884
            7,000          Series A, 6.70% due 11/01/2021 (d)                             8,779
            2,500          Series C, 7.75% due 6/01/2020 (d)                              3,453
            1,580     Village of Wheeling, Illinois, Revenue Bonds (North
                        Milwaukee/Lake-Cook Tax Increment Financing
                        Redevelopment Project), 6% due 1/01/2025                          1,616
===============================================================================================
Indiana -- 11.6%
                      Indiana Health and Educational Facilities Financing
                        Authority, Hospital Revenue Bonds:
            8,245          (Clarian Health Obligation), Series A, 5.25%
                             due 2/15/2040                                                8,735
            2,000          (Schneck Memorial Hospital Project), Series A,
                             5.25% due 2/15/2030                                          2,130
            2,500     Indiana Health and Educational Facilities Financing
                        Authority, Hospital Revenue Refunding Bonds
                        (Clarian Health Obligation), Series B, 5%
                        due 2/15/2030                                                     2,602
            5,545     Indiana State HFA, S/F Mortgage Revenue Refunding
                        Bonds, Series A, 6.80% due 1/01/2017 (e)                          5,687
                      Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A:
            2,000          7.25% due 6/01/2015
            3,775          6.80% due 12/01/2016                                           4,516
            8,750     Indianapolis, Indiana, Local Public Improvement Bond
                        Bank Revenue Refunding Bonds, Series D, 6.75%
                        due 2/01/2014                                                    10,046
===============================================================================================
Kentucky -- 1.7%
            4,850     Louisville and Jefferson County, Kentucky, Metropolitan
                        Government Health System Revenue Refunding
                        Bonds (Norton Healthcare, Inc.), 5.25%
                        due 10/01/2036                                                    5,118
===============================================================================================
Louisiana -- 9.3%
            5,000     Louisiana Local Government, Environmental Facilities,
                        Community Development Authority Revenue Bonds
                        (Capital Projects and Equipment Acquisition),
                        Series A, 6.30% due 7/01/2030 (b)                                 5,975
            8,260     Louisiana Public Facilities Authority, Hospital Revenue
                        Bonds (Franciscan Missionaries of Our Lady Health
                        System, Inc.), Series A, 5.25% due 8/15/2036                      8,736
           10,000     Port New Orleans, Louisiana, IDR, Refunding
                        (Continental Grain Company Project), 6.50%
                        due 1/01/2017                                                    10,200
            3,600     Sabine River Authority, Louisiana, Water Facilities
                        Revenue Refunding Bonds (International Paper
                        Company), 6.20% due 2/01/2025                                     3,853
===============================================================================================
Maryland -- 1.5%
            2,000     Maryland State Energy Financing Administration, Solid
                        Waste Disposal Revenue Bonds, Limited Obligation
                        (Wheelabrator Water Projects), AMT, 6.45%
                        due 12/01/2016                                                    2,043
            1,000     Maryland State Health and Higher Educational
                        Facilities Authority Revenue Bonds (University of
                        Maryland Medical System), Series B, 7%
                        due 7/01/2022 (d)                                                 1,315
            1,230     Montgomery County, Maryland, Special Obligation,
                        GO (West Germantown Development District),
                        Series A, 6.70% due 7/01/2027 (k)                                 1,402
===============================================================================================


8       BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Schedule of Investments (continued)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Massachusetts -- 2.7%
          $ 1,000     Massachusetts State College Building Authority,
                        Project Revenue Refunding Bonds, Senior Series A,
                        7.50% due 5/01/2011                                           $   1,157
            6,000     Massachusetts State Water Resource Authority
                        Revenue Bonds, Series A, 6.50% due 7/15/2019                      7,224
===============================================================================================
Michigan -- 7.6%
            2,300     Delta County, Michigan, Economic Development
                        Corporation, Environmental Improvement Revenue
                        Refunding Bonds (Mead Westvaco-Escanaba),
                        Series A, 6.25% due 4/15/2012 (j)                                 2,599
            2,500     Detroit, Michigan, Sewer Disposal Revenue Bonds,
                        Senior Lien, VRDN, Series B, 3.57%
                        due 7/01/2033 (h)(l)                                              2,500
            3,100     Flint, Michigan, Hospital Building Authority, Revenue
                        Refunding Bonds (Hurley Medical Center), Series A,
                        6% due 7/01/2020 (a)                                              3,380
            4,320     Macomb County, Michigan, Hospital Finance Authority,
                        Hospital Revenue Bonds (Mount Clemens General
                        Hospital), Series B, 5.875% due 11/15/2034                        4,576
                      Michigan State Hospital Finance Authority Revenue
                        Bonds, Series A:
            3,600          (Mid-Michigan Obligor Group), 5%
                             due 4/15/2036                                                3,729
            3,500          (Trinity Health Credit Group), 5%
                             due 12/01/2031                                               3,690
            3,000     Pontiac, Michigan, Tax Increment Finance Authority,
                        Revenue Refunding Bonds (Development Area
                        Number 3), 6.375% due 6/01/2031                                   3,225
===============================================================================================
Minnesota -- 0.3%
            1,000     Minnesota State Municipal Power Agency, Electric
                        Revenue Bonds, 5% due 10/01/2035                                  1,044
===============================================================================================
Mississippi -- 5.7%
            5,850     Lowndes County, Mississippi, Solid Waste Disposal and
                        PCR, Refunding (Weyerhaeuser Company Project),
                        Series A, 6.80% due 4/01/2022                                     7,080
                      Mississippi Business Finance Corporation, Mississippi,
                        PCR, Refunding (System Energy Resources Inc. Project):
            7,200          5.875% due 4/01/2022                                           7,222
            3,465          5.90% due 5/01/2022                                            3,476
===============================================================================================
Missouri -- 0.1%
              130     Missouri State Housing Development Commission, S/F
                        Mortgage Revenue Bonds (Homeowner Loan), AMT,
                        Series A, 7.50% due 3/01/2031 (g)                                   135
===============================================================================================
Nebraska -- 0.3%
                      Nebraska Investment Finance Authority, S/F Housing
                        Revenue Bonds, AMT (g):
              405          Series C, 6.30% due 9/01/2028 (f)                                409
              405          Series D, 6.45% due 3/01/2028                                    412
===============================================================================================
Nevada -- 1.0%
              620     Clark County, Nevada, Improvement District Number
                        142, Special Assessment Bonds, 6.375%
                        due 8/01/2023                                                       641
            2,500     Washoe County, Nevada, Gas Facilities Revenue Bonds
                        (Sierra Pacific Power Company), AMT, 6.65%
                        due 12/01/2017 (b)                                                2,506
===============================================================================================
New Hampshire -- 0.2%
              625     New Hampshire Health and Education Facilities
                        Authority, Hospital Revenue Bonds (Catholic Medical
                        Center), 5% due 7/01/2032                                           647
===============================================================================================
New Jersey -- 6.0%
            4,250     New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%
                        due 6/15/2024                                                     4,504
                      New Jersey EDA, Retirement Community Revenue
                        Bonds (Cedar Crest Village Inc. Facility), Series A:
            1,335          7.25% due 11/15/2021                                           1,458
            1,100          7.25% due 11/15/2031                                           1,196
            3,000     New Jersey EDA, Special Facility Revenue Bonds
                        (Continental Airlines Inc. Project), AMT, 6.25%
                        due 9/15/2029                                                     3,101
            1,680     New Jersey Health Care Facilities Financing Authority
                        Revenue Bonds (Pascack Valley Hospital Association),
                        6.625% due 7/01/2036                                              1,731
            5,785     Tobacco Settlement Financing Corporation of New
                        Jersey, Asset-Backed Revenue Bonds, 7%
                        due 6/01/2041                                                     6,694
===============================================================================================
New Mexico -- 1.1%
            3,160     Farmington, New Mexico, PCR, Refunding (Tucson
                        Electric Power Company -- San Juan Project), Series A,
                        6.95% due 10/01/2020                                              3,278
===============================================================================================
New York -- 7.9%
            5,000     Metropolitan Transportation Authority, New York,
                        Transportation Revenue Bonds, Series A, 5%
                        due 11/15/2031                                                    5,300
                      New York City, New York, City IDA, Civic Facility
                        Revenue Bonds:
              690          Series C, 6.80% due 6/01/2028                                    761
              890          (Special Needs Facility Pooled Program),
                             Series C-1, 6.50% due 7/01/2017                                937
            1,920     New York City, New York, City IDA, Special Facility
                        Revenue Bonds (British Airways Plc Project), AMT,
                        7.625% due 12/01/2032                                             2,153
                      New York City, New York, GO:
              340          Series F, 5.25% due 1/15/2013 (j)                                372
            3,160          Series F, 5.25% due 1/15/2033                                  3,350
            4,995          Sub-Series I-1, 5% due 4/01/2025                               5,295
                      New York City, New York, Go, Refunding, Series A (d):
              490          6.375% due 5/15/2010 (j)                                         540
               40          6.375% due 5/15/2015                                              44
            1,500     New York State Dormitory Authority, Revenue
                        Refunding Bonds, RIB, Series 305, 8.14% due
                        5/15/2015 (i)(m)                                                  1,761
            1,000     Westchester County, New York, IDA, Civic Facility
                        Revenue Bonds (Special Needs Facilities Pooled
                        Program), Series E-1, 6.50% due 7/01/2017                         1,052
            2,690     Westchester County, New York, IDA, Continuing Care
                        Retirement, Mortgage Revenue Bonds (Kendal on
                        Hudson Project), Series A, 6.50% due 1/01/2034                    2,878
===============================================================================================
North Carolina -- 1.1%
            1,675     Gaston County, North Carolina, Industrial Facilities and
                        Pollution Control Financing Authority, Revenue Bonds
                        (National Gypsum Company Project), AMT, 5.75%
                        due 8/01/2035                                                     1,776
            1,500     North Carolina Medical Care Commission, Retirement
                        Facilities, First Mortgage Revenue Bonds (Givens
                        Estates Project), Series A, 6.375% due 7/01/2023                  1,618
===============================================================================================


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006               9

Schedule of Investments (continued)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Pennsylvania -- 4.9%
          $ 1,235     Allegheny County, Pennsylvania, IDA, Environmental
                        Improvement Revenue Refunding Bonds, 5.50%
                        due 11/01/2016                                                $   1,301
              880     Bucks County, Pennsylvania, IDA, Retirement Community
                        Revenue Bonds (Ann's Choice Inc.), Series A, 6.125%
                        due 1/01/2025                                                       934
                      Montgomery County, Pennsylvania, IDA, Revenue Bonds
                        (Whitemarsh Continuing Care Project):
              470          6.125% due 2/01/2028                                             498
            1,090          6.25% due 2/01/2035                                            1,153
            2,000     Pennsylvania Economic Development Financing
                        Authority, Exempt Facilities Revenue Bonds (National
                        Gypsum Company), AMT, Series B, 6.125%
                        due 11/01/2027                                                    2,093
            1,250     Pennsylvania State Higher Educational Facilities
                        Authority Revenue Bonds (University of Pennsylvania
                        Medical Center Health System), Series A, 6%
                        due 1/15/2031                                                     1,365
            1,265     Philadelphia, Pennsylvania, Authority for IDR,
                        Commercial Development, 7.75% due 12/01/2017                      1,268
                      Sayre, Pennsylvania, Health Care Facilities Authority,
                        Revenue Bonds (Guthrie Healthcare System), Series B:
            2,425          5.85% due 12/01/2020                                           2,630
            3,350          7.125% due 12/01/2031                                          4,015
===============================================================================================
Rhode Island -- 0.4%
            1,140     Rhode Island State Health and Educational Building
                        Corporation, Hospital Financing Revenue Bonds
                        (Lifespan Obligation Group), 6.50% due 8/15/2012 (j)              1,306
===============================================================================================
South Carolina -- 1.4%
            1,200     Lexington County, South Carolina, Health Services
                        District Inc., Hospital Revenue Bonds (Lexington
                        Medical Center), 5.50% due 5/01/2032                              1,280
            1,500     Lexington County, South Carolina, Health Services
                        District Inc., Hospital Revenue Refunding and
                        Improvement Bonds, 5.50% due 11/01/2032                           1,596
            1,230     Medical University Hospital Authority, South Carolina,
                        Hospital Facilities Revenue Refunding Bonds, 6.50%
                        due 8/15/2012 (j)                                                 1,414
              180     South Carolina Housing Finance and Development
                        Authority, Mortgage Revenue Bonds, AMT, Series A,
                        6.70% due 7/01/2027                                                 182
===============================================================================================
Tennessee -- 3.5%
            1,000     Johnson City, Tennessee, Health and Educational
                        Facilities Board, Retirement Facility Revenue Bonds
                        (Appalachian Christian Village Project), Series A, 6%
                        due 2/15/2024                                                     1,013
            4,000     McMinn County, Tennessee, IDB, Solid Waste Revenue
                        Bonds (Recycling Facility -- Calhoun Newsprint),
                          AMT, 7.40% due 12/01/2022                                       4,060
            5,000     Shelby County, Tennessee, Health, Educational and
                        Housing Facility Board, Hospital Revenue Refunding
                        Bonds (Methodist Healthcare), 6.50%
                        due 9/01/2012 (j)                                                 5,754
===============================================================================================
Texas -- 10.8%
                      Austin, Texas, Convention Center Revenue Bonds
                        (Convention Enterprises Inc.), First Tier, Series A:
            1,600          6.70% due 1/01/2028                                            1,706
            4,510          6.70% due 1/01/2032                                            4,776
            1,500     Brazos River Authority, Texas, PCR, Refunding (Texas
                        Utility Company), AMT, Series A, 7.70%
                        due 4/01/2033                                                     1,752
            1,810     Brazos River Authority, Texas, Revenue Refunding
                        Bonds (Reliant Energy Inc. Project), Series B, 7.75%
                        due 12/01/2018                                                    1,926
            5,800     Brazos River, Texas, Harbor Navigation District, Brazoria
                        County Environmental Revenue Refunding Bonds
                        (Dow Chemical Company Project), AMT, Series A-7,
                        6.625% due 5/15/2033                                              6,506
            2,500     Guadalupe-Blanco River Authority, Texas, Sewage and
                        Solid Waste Disposal Facility Revenue Bonds (E. I. du
                        Pont de Nemours and Company Project), AMT, 6.40%
                        due 4/01/2026                                                     2,554
              100     Harris County, Texas, Health Facilities Development
                        Corporation, Hospital Revenue Bonds (Texas
                        Children's Hospital), VRDN, Series B-1, 3.64%
                        due 10/01/2029 (i)(l)                                               100
            3,440     Matagorda County, Texas, Navigation District Number 1,
                        Revenue Refunding Bonds (Reliant Energy Inc.),
                        Series C, 8% due 5/01/2029                                        3,658
            3,060     Port Corpus Christi, Texas, Individual Development
                        Corporation, Environmental Facilities Revenue Bonds
                        (Citgo Petroleum Corporation Project), AMT, 8.25%
                        due 11/01/2031                                                    3,166
                      Port Corpus Christi, Texas, Revenue Refunding Bonds
                        (Celanese Project):
            2,500          AMT, Series B, 6.70% due 11/01/2030                            2,739
              800          Series A, 6.45% due 11/01/2030                                   864
            3,670     Sabine River Authority, Texas, PCR, Refunding (TXU
                        Electric Company Project/TXU Energy Company LLC),
                        Series C, 5.20% due 5/01/2028                                     3,799
===============================================================================================
Virginia -- 2.8%
            1,000     Chesterfield County, Virginia, IDA, PCR, Refunding
                        (Virginia Electric and Power Company), Series B,
                        5.875% due 6/01/2017                                              1,088
            7,215     Pocahontas Parkway Association, Virginia, Toll Road
                        Revenue Bonds, Senior Series A, 5.50%
                        due 8/15/2008 (j)                                                 7,596
===============================================================================================
Washington -- 4.6%
            2,425     Chelan County, Washington, Public Utility District
                        Number 001, Consolidated Revenue Refunding
                        Bonds (Chelan Hydro System), AMT, Series D, 6.35%
                        due 7/01/2028 (i)                                                 2,514
              500     Energy Northwest, Washington, Electric Revenue
                        Refunding Bonds, DRIVERS Series 248, 7.615%
                        due 7/01/2018 (i)(m)                                                602
            2,200     Washington State Health Care Facilities Authority
                        Revenue Bonds (Kadlec Medical Center), 6%
                        due 12/01/2010 (j)(k)                                             2,397
                      Washington State Public Power Supply System,
                        Revenue Refunding Bonds Series B:
            5,000          (Nuclear Project Number 1), 7.125%
                             due 7/01/2016 (h)                                            6,251
            1,900          (Nuclear Project Number 3), 7.125%
                             due 7/01/2016 (i)                                            2,402
===============================================================================================
Wisconsin -- 1.5%
            1,945     Badger Tobacco Asset Securitization Corporation,
                        Wisconsin, Asset-Backed Revenue Bonds, 6.125%
                        due 6/01/2027                                                     2,101
            2,215     Wisconsin State Health and Educational Facilities
                        Authority Revenue Bonds (SynergyHealth Inc.), 6%
                        due 11/15/2032                                                    2,420
===============================================================================================


10      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Schedule of Investments (concluded)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Puerto Rico -- 0.5%
          $ 1,400     Puerto Rico Commonwealth, Public Improvement, GO,
                        Series A, 5.25% due 7/01/2026                                 $   1,512
===============================================================================================
U.S. Virgin Islands -- 2.2%
            6,000     Virgin Islands Government Refinery Facilities, Revenue
                        Refunding Bonds (Hovensa Coker Project), AMT,
                        6.50% due 7/01/2021                                               6,768
-----------------------------------------------------------------------------------------------
                      Total Municipal Bonds
                      (Cost -- $391,402) -- 137.2%                                      425,394
===============================================================================================

                      Municipal Bonds Held in Trust (n)
===============================================================================================
Illinois -- 6.2%
            6,000     Chicago, Illinois, O'Hare International Airport, General
                        Airport Revenue Refunding Bonds, Third Lien, AMT,
                        Series A, 5.75% due 1/01/2020 (i)                                 6,485
                      Kane and De Kalb Counties, Illinois, Community United
                        School District Number 302, GO: (d)
            1,000          5.75% due 2/01/2019                                            1,119
            4,200          5.75% due 2/01/2020                                            4,698
            6,400     Metropolitan Pier and Exposition Authority, Illinois,
                      Dedicated State Tax Revenue Refunding Bonds (McCormick
                      Place Expansion Project), Series B, 5.75% due 6/15/2023 (i)         7,068
===============================================================================================
Massachusetts -- 3.4%
           10,000     Massachusetts State School Building Authority,
                        Dedicated Sales Tax Revenue Bonds, Series A, 5%
                        due 8/15/2030 (h)                                                10,620
===============================================================================================
New York -- 6.3%
            6,750     New York City, New York, City Transitional Finance Authority
                        Revenue Bonds, Future Tax Secured, Series B, 6.25%
                        due 11/15/2018                                                    7,416
                      New York State Dormitory Authority, State University
                        Educational Facilities Revenue Refunding Bonds,
                        Series 1989 (i):
            5,000          6% due 5/15/2015                                               5,435
            6,000          6% due 5/15/2016                                               6,522
===============================================================================================
Pennsylvania -- 1.4%
            4,000     Delaware River Port Authority of Pennsylvania and New
                      Jersey Revenue Bonds, 6% due 1/01/2018 (h)                          4,281
===============================================================================================
Texas -- 6.5%
           10,000     Harris County, Texas, Health Facilities Development
                        Corporation, Revenue Refunding Bonds (School Health
                        Care System), Series B, 5.75% due 7/01/2027 (c)                  12,136
            7,500     San Antonio, Texas, Electric and Gas Revenue Bonds,
                        Series A, 5.75% due 2/01/2010 (j)                                 7,997
===============================================================================================
Washington -- 5.5%
                      Energy Northwest, Washington, Electric Revenue
                        Refunding Bonds (Columbia Generating Station):
            3,500          Series A, 5.75% due 7/01/2018 (i)                              3,858
            2,250          Series B, 6% due 7/01/2018 (b)                                 2,509
           10,000     Washington State, Various Purpose, GO, Series B, 6%
                        due 1/01/2010 (h)(j)                                             10,721
-----------------------------------------------------------------------------------------------
                      Total Municipal Bonds Held in Trust
                      (Cost -- $85,988) -- 29.3%                                         90,865
===============================================================================================
Total Investments (Cost -- $477,390*) -- 166.5%                                         516,259

Other Assets Less Liabilities -- 3.5%                                                    10,669

Liability for Trust Certificates, Including Interest Expense Payable -- (13.5%)         (41,777)

Preferred Stock, at Redemption Value -- (56.5%)                                        (175,176)
                                                                                      ---------
Net Assets -- 100.0%                                                                  $ 309,975
                                                                                      =========

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................                $ 438,897
                                                                      =========
      Gross unrealized appreciation ..................                $  36,099
      Gross unrealized depreciation ..................                      (37)
                                                                      ---------
      Net unrealized appreciation ....................                $  36,062
                                                                      =========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g)   FNMA/GNMA Collateralized.
(h)   FSA Insured.
(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 (c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------
                                                                        Notional              Unrealized
                                                                         Amount              Depreciation
      ---------------------------------------------------------------------------------------------------
      Pay a fixed rate of 3.881% and receive a floating rate
      based on 1-week Bond Market Association rate

      Broker, JPMorgan Chase
      Expires November 2016                                             $ 11,500             $       (222)

      Pay a fixed rate of 3.901% and receive a floating rate based on 1-week Bond Market Association rate

      Broker, JPMorgan Chase
      Expires December 2016                                             $  6,000                     (123)

      Pay a fixed rate of 3.722% and receive a floating rate based on 1-week Bond Market Association rate

      Broker, JPMorgan Chase
      Expires January 2017                                              $ 11,500                      (71)
      ---------------------------------------------------------------------------------------------------
      Total                                                                                  $       (416)
                                                                                             ============

o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax Exempt Fund        --             $      3
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              11

Statement of Net Assets

As of October 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value
                (identified cost -- $477,390,043) ..............................................                      $ 516,259,401
               Cash ............................................................................                              4,029
               Receivables:
                  Securities sold ..............................................................    $   9,431,437
                  Interest .....................................................................        9,292,556        18,723,993
                                                                                                    -------------
               Prepaid expenses ................................................................                             12,930
                                                                                                                      -------------
               Total assets ....................................................................                        535,000,353
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
               Trust certificates ..............................................................                         41,300,000
               Unrealized depreciation on forward interest rate swaps ..........................                            416,245
               Payables:
                  Securities purchased .........................................................        7,376,418
                  Interest expense payable .....................................................          477,447
                  Investment adviser ...........................................................          198,192
                  Other affiliates .............................................................            3,116         8,055,173
                                                                                                    -------------
               Accrued expenses ................................................................                             78,634
                                                                                                                      -------------
               Total liabilities ...............................................................                         49,850,052
                                                                                                                      -------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
               Preferred Stock, at redemption value, par value $.05 per share (1,800 Series
                A Shares, 1,800 Series B Shares, 1,800 Series C Shares) and $.10 per share
                (1,600 Series D Shares) of AMPS* authorized, issued and outstanding at
                $25,000 per share liquidation preference .......................................                        175,175,695
                                                                                                                      -------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets applicable to Common Stock ...........................................                      $ 309,974,606
                                                                                                                      =============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
               Common Stock, par value $.10 per share (20,193,086 shares issued and
                outstanding) ...................................................................                      $   2,019,309
               Paid-in capital in excess of par ................................................                        281,339,783
               Undistributed investment income -- net ..........................................    $   2,727,299
               Accumulated realized capital losses -- net ......................................      (14,564,898)
               Unrealized appreciation -- net ..................................................       38,453,113
                                                                                                    -------------
               Total accumulated earnings -- net ...............................................                         26,615,514
                                                                                                                      -------------
               Total -- Equivalent to $15.35 net asset value per share of Common Stock
                (market price -- $16.29) .......................................................                      $ 309,974,606
                                                                                                                      =============
                  * Auction Market Preferred Stock.

      See Notes to Financial Statements.


12      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Statement of Operations

For the Year Ended October 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
               Interest ........................................................................                      $  28,293,049
               Dividends from affiliates .......................................................                              3,497
                                                                                                                      -------------
               Total income ....................................................................                         28,296,546
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
               Investment advisory fees ........................................................    $   2,395,064
               Interest expense and fees .......................................................        1,536,575
               Commission fees .................................................................          445,062
               Accounting services .............................................................          160,585
               Transfer agent fees .............................................................          107,016
               Professional fees ...............................................................           52,532
               Printing and shareholder reports ................................................           38,421
               Directors' fees and expenses ....................................................           32,813
               Custodian fees ..................................................................           27,322
               Pricing fees ....................................................................           24,274
               Listing fees ....................................................................           17,057
               Other ...........................................................................           61,402
                                                                                                    -------------
               Total expenses before reimbursement .............................................        4,898,123
               Reimbursement of expenses .......................................................             (250)
                                                                                                    -------------
               Total expenses after reimbursement ..............................................                          4,897,873
                                                                                                                      -------------
               Investment income -- net ........................................................                         23,398,673
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
               Realized gain (loss) on:
                  Investments -- net ...........................................................        3,786,515
                  Forward interest rate swaps -- net ...........................................         (306,982)        3,479,533
                                                                                                    -------------
               Change in unrealized appreciation/depreciation on:
                  Investments -- net ...........................................................        3,947,751
                  Forward interest rate swaps -- net ...........................................         (416,245)        3,531,506
                                                                                                    -------------------------------
               Total realized and unrealized gain -- net .......................................                          7,011,039
                                                                                                                      -------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net ........................................................                         (5,777,483)
                                                                                                                      -------------
               Net Increase in Net Assets Resulting from Operations ............................                      $  24,632,229
                                                                                                                      =============

      See Notes to Financial Statements.


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              13

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                              October 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net ........................................................    $  23,398,673     $  23,757,955
               Realized gain -- net ............................................................        3,479,533         3,234,915
               Change in unrealized appreciation/depreciation -- net ...........................        3,531,506        (2,571,853)
               Dividends to Preferred Stock shareholders .......................................       (5,777,483)       (3,494,922)
                                                                                                    -------------------------------
               Net increase in net assets resulting from operations ............................       24,632,229        20,926,095
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
               Investment income -- net ........................................................      (20,208,309)      (22,075,616)
                                                                                                    -------------------------------
               Net decrease in net assets resulting from dividends to Common Stock shareholders       (20,208,309)      (22,075,616)
                                                                                                    -------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
               Value of shares issued to Common Stock shareholders in reinvestment of dividends         1,849,222         1,950,702
               Offering and underwriting costs resulting from the issuance of Preferred Stock ..               --          (548,100)
                                                                                                    -------------------------------
               Net increase in net assets resulting from stock transactions ....................        1,849,222         1,402,602
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
               Total increase in net assets applicable to Common Stock .........................        6,273,142           253,081
               Beginning of year ...............................................................      303,701,464       303,448,383
                                                                                                    -------------------------------
               End of year* ....................................................................    $ 309,974,606     $ 303,701,464
                                                                                                    ===============================
                  * Undistributed investment income -- net .....................................    $   2,727,299     $   5,314,418
                                                                                                    ===============================

      See Notes to Financial Statements.


14      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Financial Highlights     (As Restated for 2005, 2004, 2003 and 2002. See Note 6)

                                                                                    For the Year Ended October 31,
The following per share data and ratios have been derived          ----------------------------------------------------------------
from information provided in the financial statements.               2006          2005          2004          2003          2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
     Net asset value, beginning of year ........................   $  15.13      $  15.21      $  14.76      $  14.16      $  14.29
                                                                   ----------------------------------------------------------------
     Investment income -- net ..................................       1.16+         1.19+         1.17+         1.17+         1.11
     Realized and unrealized gain (loss) -- net ................        .35           .04           .44           .49          (.25)
     Dividends to Preferred Stock shareholders from investment
      income -- net ............................................       (.29)         (.18)         (.07)         (.07)         (.09)
                                                                   ----------------------------------------------------------------
     Total from investment operations ..........................       1.22          1.05          1.54          1.59           .77
                                                                   ----------------------------------------------------------------
     Less dividends to Common Stock shareholders from investment
      income -- net ............................................      (1.00)        (1.10)        (1.09)         (.99)         (.90)
                                                                   ----------------------------------------------------------------
     Offering and underwriting costs resulting from the issuance
      of Preferred Stock .......................................         --          (.03)           --            --            --
                                                                   ----------------------------------------------------------------
     Net asset value, end of year ..............................   $  15.35      $  15.13      $  15.21      $  14.76      $  14.16
                                                                   ================================================================
     Market price per share, end of year .......................   $  16.29      $  15.40      $  15.15      $  14.26      $  13.36
                                                                   ================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
     Based on net asset value per share ........................       8.36%         6.88%        10.94%        11.88%         5.86%
                                                                   ================================================================
     Based on market price per share ...........................      12.98%         9.21%        14.38%        14.56%         4.25%
                                                                   ================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses, net of reimbursement and excluding
      interest expense* ........................................       1.11%         1.07%          .99%         1.01%         1.05%
                                                                   ================================================================
     Total expenses, net of reimbursement* .....................       1.61%         1.35%         1.16%         1.19%         1.29%
                                                                   ================================================================
     Total expenses* ...........................................       1.61%         1.35%         1.16%         1.19%         1.29%
                                                                   ================================================================
     Total investment income -- net* ...........................       7.70%         7.76%         7.86%         8.01%         7.79%
                                                                   ================================================================
     Amount of dividends to Preferred Stock shareholders .......       1.90%         1.14%          .46%          .46%          .66%
                                                                   ================================================================
     Investment income to Common Stock shareholders -- net .....       5.80%         6.62%         7.40%         7.55%         7.13%
                                                                   ================================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
     Dividends to Preferred Stock shareholders .................       3.30%         2.09%         1.02%          .98%         1.38%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets applicable to Common Stock, end of year
      (in thousands) ...........................................   $309,975      $303,701      $303,448      $293,753      $281,830
                                                                   ================================================================
     Preferred Stock outstanding at liquidation preference,
      end of year (in thousands) ...............................   $175,000      $175,000      $135,000      $135,000      $135,000
                                                                   ================================================================
     Portfolio turnover ........................................         60%           64%           20%           29%           56%
                                                                   ================================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
     Asset coverage per $1,000 .................................   $  2,771      $  2,735      $  3,248      $  3,176      $  3,088
                                                                   ================================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
     Series A -- Investment income -- net ......................   $    820      $    527      $    262      $    251      $    338
                                                                   ================================================================
     Series B -- Investment income -- net ......................   $    869      $    503      $    234      $    248      $    319
                                                                   ================================================================
     Series C -- Investment income -- net ......................   $    800      $    512      $    268      $    240      $    375
                                                                   ================================================================
     Series D++ -- Investment income -- net ....................   $    812      $    450            --            --            --
                                                                   ================================================================

*     Do not reflect the effect of dividends to Preferred Stock shareholders.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
++    Series D was issued on January 14, 2005.

      See Notes to Financial Statements.


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              15

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, MuniVest Fund II, Inc. was renamed BlackRock MuniVest Fund II, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments


16      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006
      may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At October 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs was $90,864,728, the related liability for trust certificates was $41,300,000 and the range of interest rates was 3.58% to 3.63%.

Financial transactions executed through TOBs generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOB Residuals likely will adversely affect the Fund's investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              17

15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and formerly FAM) has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM and/or the Manager indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. The reimbursements were as follows:

--------------------------------------------------------------------------------
          For the Period                                For the Period
        November 1, 2005 to                           September 30, 2006
        September 29, 2006                            to October 31, 2006
          Reimbursement                                 Reimbursement
              to FAM                                    to the Manager
--------------------------------------------------------------------------------
              $250                                            --
================================================================================

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid by the Fund to the Manager.

The Fund reimbursed FAM and/or the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
          For the Period                                For the Period
        November 1, 2005 to                           September 30, 2006
        September 29, 2006                            to October 31, 2006
          Reimbursement                                 Reimbursement
              to FAM                                    to the Manager
--------------------------------------------------------------------------------
             $9,771                                          $779
================================================================================

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, received $1,000 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2006.

Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of Merrill Lynch, FAM, MLIM, and/or PSI.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2006 were $308,645,192 and $315,403,495, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during years ended October 31, 2006 and October 31, 2005 increased by 121,589 and 126,778, respectively, as a result of dividend reinvestment.


18      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share on Series A Shares, Series B Shares and Series C Shares, and $.10 per share on Series D Shares. In addition, there is a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitles their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2006 were as follows: Series A, 3.50%; Series B, 3.62%; Series C, 3.45%; and Series D, 3.45%.

Shares issued and outstanding during the year ended October 31, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 1,600 shares from the issuance of an additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2006, MLPF&S earned $243,132 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.078000 per share on November 29, 2006 to shareholders of record on November 14, 2006.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                 10/31/2006           10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................        $25,985,792          $25,570,538
                                                --------------------------------
Total distributions ....................        $25,985,792          $25,570,538
                                                ================================

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $  2,508,605
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................           2,508,605
Capital loss carryforward ...............................         (10,072,402)*
Unrealized gains -- net .................................          34,179,311**
                                                                 ------------
Total accumulated earnings -- net .......................        $ 26,615,514
                                                                 ============

* On October 31, 2006, the Fund had a net capital loss carryforward of $10,072,402, of which $1,158,684 expires in 2007 and $8,913,718 expires in
      2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

6. Restatement Information:

During the year ended October 31, 2006, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the financial highlights for the years ended October 31, 2005, 2004, 2003 and 2002 to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.


------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
For the Years Ended October 31, 2005, 2004, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                 2005                   2004                   2003                    2002
                                         ---------------------  --------------------   ---------------------   ---------------------
                                         Previously             Previously             Previously              Previously
                                          Reported    Restated   Reported   Restated    Reported    Restated    Reported    Restated
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement*       1.07%      1.35%        .99%      1.16%       1.01%       1.19%       1.05%       1.29%
Total expenses* .....................       1.07%      1.35%        .99%      1.16%       1.01%       1.19%       1.05%       1.29%
Portfolio turnover ..................      74.96%        64%      22.39%        20%      31.50%         29%      66.07%         56%
------------------------------------------------------------------------------------------------------------------------------------

*     Do not reflect the effect of dividends to Preferred Stock shareholders.


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              19

Notes to Financial Statements (concluded)

While the Statements of Net Assets as of October 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets. The Statements of Operations for the years ended October 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and, where applicable, to revise realized gain (loss) on investments -- net, and the change in unrealized appreciation/depreciation on investments -- net, by corresponding and offsetting amounts. The Statements of Changes in Net Assets for the years ended October 31, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) -- net, and change in unrealized appreciation/depreciation-net, by corresponding and offsetting amounts.


20      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniVest Fund II, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of BlackRock MuniVest Fund II, Inc. (formerly MuniVest Fund II, Inc.) as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniVest Fund II, Inc. as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the financial highlights for the years ended October 31, 2005, 2004, 2003 and 2002 have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
January 16, 2007

Fund Certification (unaudited)

In February 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

All of the net investment income distributions paid by BlackRock MuniVest Fund II, Inc. during the taxable year ended October 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              21

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


22      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Disclosure of Investment Advisory Agreement

Disclosure of FAM Investment Advisory Agreement

The Board of Directors of the Fund met in May 2006 to consider approval of the Fund's investment advisory agreement with Fund Asset Management, L.P. ("FAM"), the Fund's investment adviser at that time.

Activities and Composition of the Board

All but one member of the Board is an independent director, whose only affiliation with FAM or other Merrill Lynch affiliates was as a director of the Fund and as a director or trustee of certain other funds advised by FAM or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

FAM Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the investment adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the investment adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

The Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. The Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. The Board works closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the investment adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board

In the period prior to the Board meeting to consider renewal of the investment advisory agreement, the Board requests and receives materials specifically relating to the investment advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreement and other relationships with the Fund; and (e) information provided by the investment adviser concerning investment advisory fees charged to other retail closed-end funds under similar investment mandates. The Board also considers other matters it deems important to the approval process, such as payments made for services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the investment adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's investment advisory agreement with FAM (the "FAM Investment Advisory Agreement") in May 2006, the independent directors' and the Board's review included the following:


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              23

Disclosure of Investment Advisory Agreement (concluded)

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by FAM, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on FAM's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds as classified by Lipper and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the investment adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that the Fund's performance was competitive. Considering all these factors, the Board concluded that the Fund's performance and the nature and quality of the services provided supported the continuation of the FAM Investment Advisory Agreement.

FAM's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with FAM's senior management responsible for investment operations and the senior management of FAM's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed FAM's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Stuebe has more than 15 years of experience in portfolio management. The Board considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. The Board also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by FAM to other types of clients with similar investment mandates. The Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment manager and its affiliates. As part of its analysis, the Board reviewed FAM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing FAM Investment Advisory Agreement, concluding that the management fee rate was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


24      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the Fund's investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek Board approval before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              25

o the potential benefits to the Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the Fund's schedule of total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in May 2005, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the consideration by the Board of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are


26      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006
reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, quality and scope of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The Board was given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of the receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The directors were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with their recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. The Board also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              27

Disclosure of New Investment Advisory Agreement (concluded)

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the Board determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the most recent review of the Previous Investment Advisory Agreement, the Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. The Board concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable in relation to the services provided and that no changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The Board considered investment performance for the Fund. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the Board took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.


28      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the management fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the Fund's independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              29

Officers and Directors

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Director              Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the Funds advised
                                                 by Merrill Lynch Investment Managers, L.P. ("MLIM")
                                                 and its affiliates ("MLIM/FAM-advised funds") from
                                                 2005 to 2006 and Chief Investment Officer thereof
                                                 from 2001 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 from 2001 to 2006; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.


30      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1993 to  Professor Emeritus of Finance, School of Business,    47 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 66                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1993 to  Professor, Harvard Business School since 1989;        47 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  49 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985                         Inc. (manu-
            Age: 54                              to 1989; Associate Professor, Graduate School of                      facturing)
                                                 Business Administration, University of Michigan from
                                                 1979 to 1985; Director, Harvard Business School
                                                 Publishing since 2005; Director, McLean Hospital
                                                 since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       47 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      49 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary
            Age: 61                              of Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/broker-dealer) from 1997 to 2000; Secretary,
                                                 Sanford C. Bernstein Fund, Inc. from 1994 to 2000;
                                                 Director and Secretary of SCB, Inc. since 1998;
                                                 Director and Secretary of SCB Partners, Inc. since
                                                 2000; and Director of Covenant House from 2001 to
                                                 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute, from 1995 to 2001;  47 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        49 Portfolios
            08543-9095                           Service, from 1961 to 1995 and Career Minister from
            Age: 71                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State, from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan from
                                                 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1993 to  Professor of Finance from 1984 to 1995, Dean from     47 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          49 Portfolios   Co., Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 68                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        47 Funds        None
Zinbarg***  Princeton, NJ               present  Executive Vice President of the Prudential Insurance  49 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former Director
            Age: 72                              of Prudential Reinsurance Company and former Trustee
                                                 of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.
            ***   Mr. Zinbarg is expected to retire from the Board of Directors effective January 1, 2007.


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              31

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM in
Burke       Princeton, NJ  President    present  2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof
            08543-9011     and          and      from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of BlackRock since 2006; Managing Director (Tax-Exempt Fund
Loffredo    Princeton, NJ  President    present  Management) of MLIM from 2000 to 2006; Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Fred K.     P.O. Box 9011  Vice         1998 to  Director of BlackRock since 2006; Director (Tax-Exempt Fund Management) of MLIM
Stuebe      Princeton, NJ  President    present  from 2000 to 2006; Vice President of MLIM from 1994 to 2000.
            08543-9011
            Age: 56
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services
            Age: 46                              from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MVT


32      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Proxy Results

During the six-month period ended October 31, 2006, BlackRock MuniVest Fund II, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

----------------------------------------------------------------------------------------------
                                                  Shares Voted     Shares Voted   Shares Voted
                                                       For           Against        Abstain
----------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                      10,681,626       240,938        564,831
----------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                      10,666,135       258,284        562,976
----------------------------------------------------------------------------------------------


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              33

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


34      BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


        BLACKROCK MUNIVEST FUND II, INC.        OCTOBER 31, 2006              35

BlackRock MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniVest Fund II, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #16807-10/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2006 - $28,000
                                  Fiscal Year Ending October 31, 2005 - $27,500

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2006 - $3,500
                                  Fiscal Year Ending October 31, 2005 - $13,700

         The nature of the services include professional services rendered in connection with the registration and issuance of new AMP series of the Fund, and compliance procedures associated with the Fund's AMPS.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2006 - $6,000
                                  Fiscal Year Ending October 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2006 - $3,204,783
             Fiscal Year Ending October 31, 2005 - $6,277,749

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Jean Margo Reid
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg (retired as of December 31, 2006)

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

         In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Manager has adopted specific voting guidelines with respect to the following proxy issues:

         o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

         o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

         o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

         o Routine proposals related to requests regarding the formalities of corporate meetings.

         o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

         o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended October 31 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2006.

         (a)(1) BlackRock MuniVest Fund II, Inc. is managed by a team of investment professionals comprised of Fred K. Stuebe, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Stuebe is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Stuebe has been the Fund's portfolio manager since 1993.

         Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. Stuebe joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000. From 1994 to 2000, he was a Vice President of MLIM. He has been a portfolio manager with BlackRock or MLIM since 1989.

         (a)(2) As of October 31, 2006:

                                                                                     (iii) Number of Other Accounts and
                           (ii) Number of Other Accounts Managed                      Assets for Which Advisory Fee is
                                 and Assets by Account Type                                  Performance-Based
                        Other                                                   Other
                      Registered       Other Pooled                           Registered        Other Pooled
(i) Name of           Investment        Investment            Other           Investment         Investment            Other
Portfolio Manager     Companies          Vehicles           Accounts          Companies           Vehicles           Accounts
                   ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
Fred K. Stuebe                   8                  0                  0                  0                  0                  0
                   $ 3,203,297,536    $             0    $             0    $             0    $             0    $             0
Theodore R.
Jaeckel, Jr.                    82                  0                  0                  0                  0                  0
                   $30,030,610,443    $             0    $             0    $             0    $             0    $             0
Walter O'Connor                 82                  0                  0                  0                  0                  0
                   $30,030,610,443    $             0    $             0    $             0    $             0    $             0

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of October 31, 2006:

      Portfolio Manager Compensation

      The portfolio manager compensation program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program.

      BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

      The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of October 31, 2006, neither of Messrs. Jaeckel and O'Connor beneficially owns stock issued by the Fund. Mr. Stuebe beneficially owns stock issued by the Fund in the range of over $100,000.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in Item 1 of this filing. As a result, management of the Registrant has reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

        Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

        Prior to the filing of this Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). Accordingly, the Registrant's financial statements as of and for the period ended October 31, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

        Management of the Registrant believes that subsequent to the adjustments, the Registrant's accounting treatment of such transfers is appropriate under SFAS 140. Additionally, management of the Registrant is taking such further actions as are necessary to enhance its internal control over financial reporting, and in doing so, increase the effectiveness of such controls, so that such transfers of assets are reviewed and evaluated appropriately under the provisions of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the Registrant is further enhancing controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniVest Fund II, Inc.

Date: January 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniVest Fund II, Inc.

Date: January 18, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniVest Fund II, Inc.

Date: January 18, 2007